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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 11, 2004

                             NEW VISUAL CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)

                Utah                                      95-4545704
-------------------------------------        -----------------------------------
    (State or other jurisdiction                        (IRS Employer
         of incorporation)                            Identification No.)

                                     0-21875
                      -----------------------------------
                            (Commission File Number)

            5920 Friars Road, Suite 104, San Diego, California 92108 (Address of principal executive offices, including Zip Code)


                                 (619) 692-0333
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01 Entry into a Material Definitive Agreement

         New Visual Corporation (the "Company") and HelloSoft, Inc. (the "Strategic Partner") entered into an amendment, effective as of October 11, 2004 (the "Amendment"), to their Services Agreement dated as of March 31, 2004 (the "Original Agreement") pursuant to which the Strategic Partner will provide development services relating to the Company's semiconductor chipset. The Original Agreement provides that, upon the Company's request from time to time, the Strategic Partner is to provide services to be specified pursuant to mutually agreed upon terms. The Amendment represents the first project that the Strategic Partner is undertaking pursuant to the Original Agreement.

         In consideration for the services being rendered under the Amendment, the Company has agreed to pay to the Strategic Partner $185,000, half of which will be paid in shares of the Company's common stock, par value $0.001 (the "Common Stock"), at 25% discount from the per share closing price of the Company's Common Stock on the day of the commencement of services. The other half will be remitted in cash, periodically, upon completion by the Strategic Partner and acceptance by the Company of specified milestones. The Strategic Partner has assigned to the Company the rights to any improvements, developments, discoveries or other inventions that may be generated by the Strategic Partner in its performance of the services to be provided under the Amendment.


         Other than as described above, there is no material relationship between the Company and Strategic Partner and any of their respective affiliates, officers or directors.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements.

                  None.

     (b) Pro Forma Financial Information

                  None.

     (c) Exhibits:

                  None.







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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 15, 2004               NEW VISUAL CORPORATION

                                       By: /s/ Brad Ketch
                                           -------------------------------------
                                           Brad Ketch
                                           President and Chief Executive Officer